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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated September 3, 1999, on the consolidated financial statements of Thousand Trails, Inc. and Subsidiaries (and to all references to our Firm), incorporated by reference in the Registration Statement on Form S-8.


                                              /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
February 28, 2000